UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2009

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(b)        On June 4, 2009, the Board of Directors of Viacom Inc. (the “Company”) authorized a change in the Company’s fiscal year end to September 30 from December 31, effective for fiscal year 2010. The Company plans to report its financial results for the nine month transition period of January 1, 2010 through September 30, 2010 on an Annual Report on Form 10-K and to thereafter file reports for each twelve month period ended September 30 of each year, beginning with the twelve month period ended September 30, 2011. A copy of the Company’s press release announcing the change in its fiscal year is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit
99	Press release of Viacom Inc. dated June 5, 2009 announcing a change in its fiscal year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date: June 5, 2009

Exhibit Index

Exhibit No.	Description of Exhibit

99	Press release of Viacom Inc. dated June 5, 2009 announcing a change in its fiscal year.